BLACKROCK INTERNATIONAL SELECT EQUITY FUND

(the “Fund”)

Supplement dated March 31, 2026 to the Summary Prospectus and the

Prospectus of the Fund, each dated October 28, 2025, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The section of the Summary Prospectus entitled “Key Facts About BlackRock International Select Equity Fund — Portfolio Managers” and the section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock International Select Equity Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title
Giles Rothbarth	2025	Managing Director of BlackRock, Inc.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
Giles Rothbarth is the Fund’s portfolio manager and is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio manager.

The section of the Prospectus entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio manager of the Fund is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Giles Rothbarth	Primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2025	Managing Director of BlackRock, Inc. since 2023; Director of BlackRock, Inc. since 2019.

Shareholders should retain this Supplement for future reference.

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